UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2012

VISION INDUSTRIES CORP.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-146209	14-1908451
(Commission File Number)	(IRS Employer Identification No.)

1560 W. 190th Street, 2nd Floor

Torrance, CA 90501

(Address of principal executive offices and zip code)

(310) 450-0299

 (Registrant’s telephone number including area code)

879 W. 190 Street, Suite 457

Gardena, California 90248

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

On April 8, 2011, Vision Industries, Corp. (“Vision”) commenced litigation against Lawrence Weisdorn and Donald Hejmanowski as well as ICE Conversions, Inc. (collectively the “Defendants”). Weisdorn and Hejmanowski are former employees and executives of Vision. The litigation included causes of action for alleged breach of fiduciary duty, fraud, conversion and unfair competition (amongst other causes) as charged by Vision against these Defendants.  The litigation has been resolved and Vision has dismissed its claims against these Defendants with prejudice. Vision has determined that these Defendants did not breach a fiduciary duty, or commit fraud or conversion.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION INDUSTRIES CORP.
Dated: October 10, 2012	By:	/s/MARTIN SCHUERMANN
Name: Martin Schuermann Title: Chief Executive Officer